UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)           May 24, 2017

EBIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Ebix Way, Johns Creek, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (678) 281-2020

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to Vote of Security Holders.

Ebix, Inc.’s (“Ebix” or the “Company”) held its Annual Meeting of Shareholders on May 24, 2017 at the Atlanta Marriott Alpharetta, located at 5750 Windward Parkway, Alpharetta, Georgia 30005. As of the record date of April 18, 2017 there were a total of 31,623,747 shares of Common Stock outstanding and entitled to vote at the annual meeting. At the annual meeting 28,561,254 shares of Common Stock were represented in person or by proxy; therefore, a quorum was present. Six proposals were brought before the meeting and all six were duly ratified. Below is a description of each proposal and the corresponding final voting results:

I.Election of Directors voting results were as follows:

Nominee	Votes For	Withheld	Broker Non-Votes
Hans U. Benz	21,723,972	2,435,001	4,402,281
Pavan Bhalla	24,061,735	97,238	4,402,281
Neil D. Eckert	23,312,890	846,083	4,402,281
Rolf Herter	24,002,528	156,445	4,402,281
Hans Ueli Keller	21,714,179	2,444,794	4,402,281
Robin Raina	23,968,935	190,038	4,402,281
George W. Hebard III	16,776,196	7,382,777	4,402,281
Joseph R. Wright, Jr.	23,968,718	190,255	4,402,281

Accordingly all eight of the above named individuals were declared duly elected to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors are qualified and elected.

II.	To amend the Company’s Certificate of Incorporation to increase the Company’s number of authorized shares of common stock from 60,000,000 to 120,000,000:

Votes For	Votes Against	Abstentions
27,558,582	683,500	319,172

Accordingly the amendment of the Company’s Certificate of Incorporation to increase the Company’s number of authorized shares of common stock from 60,000,000 to 120,000,000 has been duly ratified.

III.	The ratification of the appointment of Cherry Bekaert, LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2017:

Votes For	Votes Against	Abstentions
28,309,076	231,199	20,979

Accordingly Cherry Bekaert, LLP has been duly ratified as the Company’s independent auditors for the year ending December 31, 2017.

IV.	To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,296,509	10,656,742	205,722	4,402,281

V.	To consider an advisory vote on the frequency of the advisory vote on compensation of our named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
16,455,382	33,133	7,616,381	54,077	4,402,281

VI.	To consider the stockholder proposal regarding majority voting in director elections, if properly presented at the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,133,137	10,952,292	73,544	4,402,281

There was no other items of business raised during the meeting and the meeting was duly adjourned.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26 2017

EBIX, INC.

	By:	/s/ Sean T. Donaghy
	Name:	Sean T. Donaghy
	Title:	Chief Financial Officer